SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒          Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust
(Name of Registrant as Specified In Its Charter)

_____________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies: _______________________
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☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

December 13, 2012

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2012 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust and a Proxy Statement describing proposals relating to the election of the Chairman and certain Trustees of the Board of Trustees, the ratification of the independent registered public accounting firm and other such matters as may properly come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered.  A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

Sincerely,

Stephen Coyle Chief Executive Officer

Please Vote Within Five Days of Receipt

SC/mo
opeiu #2, afl-cio

Enclosures

PROXY TABULATOR                                               Participant ID:
P.O. Box 859232
Braintree, MA 02185-9232                                       Number of Units:

[Participant Control No.]

[Participant Name]
[Participant Address]

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof.  The undersigned hereby acknowledges receipt of the Notice of the 2012 Annual Meeting of Participants to be held December 27, 2012 and the Proxy Statement dated December 13, 2012.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:  ______________, 2012

By:                   ____________________________________________
(Signature)

____________________________________________
                        (Name – please print)

Title:                _____________________________________________
(please print)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  PLEASE VOTE THIS PROXY WITHIN FIVE (5) DAYS OF RECEIPT.
   THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL:	PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:	PLEASE SIGN, DATE AND FAX BOTH SIDES OF THIS PROXY TO (781) 356-4987.

BY INTERNET:	PLEASE GO TO https://www.kingproxy.com/aflcio-hit AND ENTER THE CONTROL NUMBER INDICATED IN THE BOX ABOVE.

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON DECEMBER 26, 2012.

AFL -CIO HOUSING INVESTMENT TRUST
PROXY

2012 Annual Meeting of Participants

The undersigned hereby appoints Erica Khatchadourian and Saul A. Schapiro and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held December 27, 2012, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

(I)  For the election of a Chairman to serve until the 2013 Annual Meeting of Participants or until his successor is elected and qualifies:

John J. Sweeney FOR [ ] AGAINST [ ] ABSTAIN [ ]

(II)  For the election of four (4) Class II Union Trustees and three (3) Class II Management Trustees, to serve until the 2015 Annual Meeting of Participants or until their respective successors are elected and qualify:

Vincent Alvarez (Class II Union Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

James Boland (Class II Union Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Sean McGarvey (Class II Union Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Elizabeth Shuler (Class II Union Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Stephen Frank (Class II Management Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Richard Ravitch (Class II Management Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Marlyn Spear (Class II Management Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

(III)  For ratification of the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the Trust’s 2012 fiscal year:

FOR [ ] AGAINST [ ] ABSTAIN [ ]

(IV)  Upon such other matters as may properly come before the meeting:

FOR [ ] AGAINST [ ] ABSTAIN [ ]

The Trustees recommend a vote FOR the above items.  ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

AFL-CIO Housing Investment Trust

NOTICE OF THE 2012 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2012 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or the “HIT”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on December 27, 2012, at 11:00 a.m. for the following purposes:

1.	To elect John J. Sweeney as Chairman of the Board of Trustees to serve until the 2013 Annual Meeting of Participants or until his successor is elected and qualifies;

2.
To elect as Class II Trustees each of  Vincent Alvarez, James Boland, Sean McGarvey, Elizabeth Shuler, Stephen Frank, Richard Ravitch, and Marlyn Spear to hold office until the 2015 Annual Meeting or until their respective successors are elected and qualify;

3.	To ratify the Board of Trustee’s selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

December 3, 2012 as of the close of business has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.  Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment(s).

By Order of the Board of Trustees,

Stephen Coyle
Chief Executive Officer

Dated:     December 13, 2012

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

December 13, 2012

General Matters

This Proxy Statement and accompanying proxy card are being sent on December 13, 2012, in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or the “HIT”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on December 27, 2012, beginning at 11:00 a.m. and at any adjournment(s) thereof.

A copy of the Trust’s Annual Report for the year ended December 31, 2011, together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting.  The Trust will furnish, without charge, a copy of the Annual Report for 2011 and the most recent Semi-Annual Report succeeding the Annual Report to any Participant that requests one.  Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department.  Written requests may be directed to the Managing Director of Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  Reports may also be accessed on the Trust’s website at www.aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PARTICIPANTS MEETING TO BE HELD ON DECEMBER 27, 2012:

The Proxy Statement, Proxy Card, Notice of the 2012 Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://www.kingproxy/aflcio-hit.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the election of a Chairman of the Board of Trustees, (ii) the election of certain Trustees, (iii) ratification of the selection of the Trust's independent registered public accounting firm; and (iv) transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.  In addition, at the Meeting the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

December 3, 2012, as of close of business is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”).  As of the close of business on the Record Date there were 3,873,499.565 Units of Participation of the Trust outstanding.  Each Unit of Participation is entitled to one vote.  No shares of any other class of securities were outstanding as of that date.

Only Participants of record as of the close of business on the Record Date, or their duly appointed proxies, will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

All Participants of record as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding as of the close of business on the Record Date.  As of the close of business on the Record Date 3,873,499.565 Units of Participation of the Trust were outstanding.  Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail:  If the proxy card that is enclosed with this Proxy Statement is properly executed, dated and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.  Participants are reminded to complete both sides of the proxy card before mailing.

By Facsimile:  If the proxy card that is enclosed with this Proxy Statement is properly executed, dated and returned via facsimile to (781) 356-4987, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.  Participants are reminded to include both sides of the proxy card when sending via facsimile.

By Internet:  If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote by proxy through the Internet:
1)	Use a web browser to go to https://www.kingproxy.com/aflcio-hit.
2)	Enter the Control Number* that is included on the proxy card provided with this mailing.

*Please note that the Control Number is CASE-SENSITIVE.  Please type the Control Number into the appropriate screen exactly as it is shown on the enclosure and follow the on-screen directions.  Participants voting by Internet will have an opportunity to review their voting instructions on each proposal, and make any changes, before submitting their voting instructions and terminating their Internet link.

In Person:  By attending the Meeting and voting your Units.

All votes must be time stamped or postmarked, as applicable, by midnight on December 26, 2012.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes.  Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice of such revocation to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees.  The Board's recommendation with respect to each item is set forth together with the description of such item in this Proxy Statement.  In summary, the Board recommends a vote:

●	FOR election of the nominated Chairman (see page 4);

●	FOR election of the nominated Trustees (see page 4); and

●	FOR ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012 (see page 17).

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The vote required for approval of each of Proposals I, II, and III will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting.  Each Unit is entitled to one vote.  Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

The Proxy is being solicited by the Board of Trustees of the Trust through the mail.  The cost of solicitation will be paid by the Trust.  Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation.  Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor.  The date on which proxy materials were first mailed to Participants was December 13, 2012.

ELECTION OF CHAIRMAN AND TRUSTEES

PROPOSAL I:	TO ELECT THE CHAIRMAN

PROPOSAL II:	TO ELECT FOUR (4) CLASS II UNION TRUSTEES AND THREE (3) CLASS II MANAGEMENT TRUSTEES

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees.  Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chairman.  The Board of Trustees currently consists of 12 Trustees, six (6) of whom are Union Trustees (Boland, Holt Baker, Hurt, Rigmaiden, Shuler, and Trumka), five (5) of whom are Management Trustees (Frank, Ravitch, Spear, Stanley and Quinn,), and one (1) of whom is the Chairman (Sweeney).

The Declaration of Trust divides the Union and Management Trustees into three classes (each, a “Class”).  Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees.  The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year.  At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class.  The terms of office of Trustees Boland, Shuler, Frank, Ravitch and Spear and of Chairman Sweeney will expire on the day of the Meeting.  Each of these Trustees is standing for re-election as a Class II Trustee.  Messers Alvarez and  McGarvey are each standing for election as a Trustee for the first time.  The Board of Trustees has nominated Chairman Sweeney for reelection as Chairman.

The principal occupations and business experience for the past five years of the nominees standing for election as Class II Trustees and Chairman are described below under “Nominees for Election.”  If the enclosed Proxy is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the Proxy).  Class II Trustees will serve for three-year terms ending in 2015, or until their respective successors are elected and qualify, and the Chairman will serve as such for a one-year term ending in 2013, or until his successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the Proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.  Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust, if any.  Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
John J. Sweeney 815 16th Street, N.W. Washington, D.C. 20006 Age 78	Chairman	Service as Chairman Commenced November 2009, Service as Trustee Commenced April 1981, Term Expires 2012	President Emeritus, AFL-CIO; formerly President, AFL-CIO; formerly Chairman, AFL-CIO Staff Retirement Plan. Mr. Sweeney has particular knowledge and experience regarding the significant facets of the operations of the HIT, the mutual fund industry, pension funds and the labor movement.	2	None

Vincent Alvarez 275 Seventh Avenue, 18th Floor New York, NY 10001 Age 44	None	N/A
President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; formerly New York City Central Labor Council Chief of Staff. Mr. Alvarez has particular knowledge and experience regarding the labor movement and public policy.

				N/A	None

James Boland 620 F Street, N.W. Washington, D.C. 20004 Age 62	Union Trustee	Service Commenced October 2010, Term Expires 2012	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Co-Chair, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and International Health Fund; Executive Board Member, BAC Health Plan; formerly Executive Vice President and Secretary-Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding union pension funds, the construction industry, and the labor movement.	2	None

*None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Stephen Frank 8584 Via Avellino Lake Worth, FL 33467 Age 72	Management Trustee	Service Commenced May 2003, Term Expires 2012	Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation. Mr. Frank has particular knowledge and experience regarding mortgage backed securities, financial and accounting matters, and the financial industry.	2	None

Sean McGarvey 815 16th Street, N.W. Suite 600 Washington, D.C. 20006 Age 50	None	N/A
President, Building and Construction Trades Department, AFL-CIO; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO.  Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and investment and the labor movement.

				N/A	None
Elizabeth Shuler 815 16th Street, N.W. Washington, D.C. 20006 Age 42	Union Trustee	Service Commenced 2009, Term Expires 2012	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Richard Ravitch 610 5th Avenue Suite 420 New York, NY 10020 Age 79	Management Trustee	Service Commenced 1991, Term Expires 2012	Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; formerly Lieutenant Governor of the State of New York; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball. Mr. Ravitch has particular knowledge and experience regarding the significant facets of the operations of the HIT, real-estate finance, the housing industry, labor relations and public policy.	2	None

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Marlyn J. Spear, CFA 500 Elm Grove Road Elm Grove, WI 53122 Age 59	Management Trustee	Service Commenced March 1995, Term Expires 2012	Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Chartered Financial Analyst designation and long-term investment management experience. Ms. Spear has particular knowledge and experience regarding the significant facets of the operations of the HIT, union pension funds, finance and accounting, and the investment management industry.	2	Baird Funds, Inc.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION
OF THE NOMINEES AS CHAIRMAN AND CLASS II TRUSTEES, AS APPLICABLE.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Frank Hurt 10401 Connecticut Avenue Kensington, MD 20895 Age 73	Union Trustee	Service Commenced March 1993, Term Expires 2013	International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union; Chairman, Bakery & Confectionery Union Industry Pension and Health Benefits Fund. Mr. Hurt has particular knowledge and experience regarding significant facets of the operations of the HIT, union pension and benefit funds, and the labor movement.	2	None

Arlene Holt Baker 815 16th Street, N.W. Washington, D.C. 20006 Age 61	Union Trustee	Service Commenced March 2008, Term Expires 2014	Executive Vice President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly President, Voices for Working Families and Executive Assistant to the President, AFL-CIO. Ms. Holt Baker has particular knowledge and experience regarding pension funds and the labor movement.	2	None

Jack Quinn 121 Ellicott Street Buffalo, NY 14203 Age 61	Management Trustee	Service Commenced June 2005, Term Expires 2014	President, Erie County Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.	2	Kaiser Aluminum Corporation

Kenneth E. Rigmaiden 7234 Parkway Drive, Hanover, MD 21076 Age 59	Union Trustee	Service Commenced February 2011, Term Expires 2014	Executive General Vice President International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project	2	None

* None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Coordinator, IUPAT Job Corps Program; Director, United Way. Mr. Rigmaiden has particular knowledge and experience regarding the construction industry and the labor movement.

Tony Stanley TransCon Builders Inc 25250 Rockside Road Cleveland, OH 44146 Age 79	Management Trustee	Service Commenced December 1983, Term Expires 2013	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care; and the construction industry.	2	None

Richard L. Trumka 815 16th Street, N.W. Washington, D.C. 20006 Age 63	Union Trustee	Service Commenced December 1995, Term Expires 2014	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, fund governance, pension funds, and the labor movement.	2	None

Executive Officers

All executive officers of the Trust are located at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  The executive officers of the Trust are responsible for managing the series of the Trust and are elected annually by the Board of Trustees to one-year terms or until their respective successors are appointed and qualify.  No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act.  Through November 2012, the executive officers of the Trust were as follows:

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years
Stephen F. Coyle Age 67	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.

Theodore S. Chandler Age 53	Chief Operating Officer	Service Commenced June 2009	Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency; Acting Director and Chief of Staff, Boston Redevelopment Authority.

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years
Saul Schapiro Age 67	General Counsel	Service Commenced May 2009	Partner, Rosenberg, Schapiro, Englander, Chicoine & Leggett, P.C.; Outside Counsel to the AFL-CIO Housing Investment Trust.

Erica Khatchadourian Age 45	Chief Financial Officer since 2001	Service Commenced April 1993	Controller in 2001, and Chief of Staff and Director of Operations from 1997-2000, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh Age 41	Executive Vice President/Chief Portfolio Manager since March 2003	Service Commenced April 1998	Assistant Portfolio Manager from 2001-2003; Senior Portfolio Analyst from 1998-2001, AFL-CIO Housing Investment Trust.

Eric Price Age 51	Executive Vice President since November 2010	Service Commenced February 2010, Previous Service 1994-1998	Senior Vice President, Abdo Development; Senior Vice President – Neighborhood Markets, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.

Deborah Cohen Age 62	Chief Development Officer since March 2009	Service Commenced January 2008
Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser Age 47	Deputy General Counsel since October 2008 and Chief Compliance Officer since June 2007	Service Commenced February 2007
Associate General Counsel from 2007-2008, AFL-CIO Housing Investment Trust; Branch Chief from 2003–2007 and Staff Attorney from 2001–2003, Division of Investment Management, Securities and Exchange Commission.

Stephanie Wiggins Age 47	Executive Vice President and Chief Investment Officer (position formerly titled Chief Investment Officer – Multifamily Finance) since January 2001	Service Commenced November 2000
Director, Fannie Mae Production from 2000 - 2001, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President / Multifamily Transaction Manger, WMF Capital Corporation.

Harpreet Peleg Age 38	Controller since 2005	Service Commenced March 2005	Formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs; Senior Associate, PricewaterhouseCoopers LLP.

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive

Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley, and Trumka to serve on the Executive Committee, pending election by the Participants at the Annual Meeting of those standing for election.  Trustee Sweeney would serve as Chair of the Committee if elected as Chairman of the Board.  The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.  It met four times in 2011 and has met three times in 2012.

No committee functions as a compensation committee as such.  The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers.  See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Individuals are not eligible to invest in the HIT, and none of the Trustees and officers owns any Units of the HIT.

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004.  The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley, and Trumka, to serve on the Nominating Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees.  The Nominating Committee met once in 2011 and has met once in 2012.

The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants.  The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations.  However, it is the practice of the Board of Trustees, all of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates.  Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended.  Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission.  In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust.  When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate.  When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.  The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds and complementary skills.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm.  The Board of Trustees selected Trustee Spear (designated Audit Committee Financial Expert) to be Chairperson of the Committee and Trustees Frank (designated Audit Committee Financial Expert), Hurt, Shuler, and Stanley to be members of the Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management.  The Audit Committee met two times in 2011 and has met two times in 2012.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust.  This Committee is currently composed of all Trustees.  It did not meet in 2011 and has not met in 2012.

Board of Trustees

The Board of Trustees met four times during the Trust’s fiscal year ended December 31, 2011.  Trustees Hurt, Latimer, Shuler, and Trumka attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2011 fiscal year.

As the Trust’s investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually.  This may be accomplished by contacting, in the first instance, the Trust’s Chief Operating Officer.  Participants may also contact Trustees directly (several of whom sit on the Boards of Participants).  In addition, since historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting.  No Trustee and no Participant attended the Annual Meeting in 2011.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly.  The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, internal controls, and portfolio management and which regulate the daily business conduct of the HIT.  The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year.  The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting.  The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually.  In addition, the Board of Trustees and the Audit Committee requires regular reports from independent valuation validation consultants and the HIT’s independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2011, Chairman Sweeney received no compensation.  The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees and committee meetings.  The Trust paid no fee to any Union Trustee.  The aggregate compensation paid to Trustees in the year ended December 31, 2011 was $16,500.  The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2011 Compensation Table

The following table sets forth the aggregate compensation from the HIT, including any previously deferred compensation, paid during the 2011 fiscal year to each of the three highest paid officers of the HIT and to all Trustees of the HIT.  The HIT is a single, self-managed fund, and its staff as of December 31, 2011 included 54 employees.  Therefore, in addition to those individuals identified in the table below, the HIT had 48 other employees who earned aggregate compensation exceeding $60,000 during the 2011 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued as Part of HIT Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From HIT Paid to Trustees
Stephen Coyle2 Chief Executive Officer	$416,785	$203,911	Cannot be determined	Not applicable

Chang Suh3 Chief Portfolio Manager	390,160	68,500	$96,207	Not applicable

Theodore Chandler4 Chief Operating Officer	333,075	68,500	16,102	Not applicable

John Sweeney Chairman	--	--	--	--

Mark Ayers5 Union Trustee	--	--	--	--

Arlene Holt Baker Union Trustee	--	--	--	--

James Boland Union Trustee	--	--	--	--

Frank Hurt Union Trustee	--	--	--	--

Elizabeth Shuler Union Trustee	--	--	--	--

Richard Trumka Union Trustee	--	--	--	--

Stephen Frank Management Trustee	3,000	--	--	3,000

1      The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service.  See “THE RETIREMENT PLAN” below.

2      Aggregate HIT Compensation includes $22,000 of deferred compensation in 2011 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,800 of matching funds paid into the 401(k) Plan and $199,111 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through December 31, 2011, in lieu of participation in the Retirement Plan, including interest, is $2,201,847, and the total amount deferred under the 401(k) Plan through December 31, 2011, including interest and HIT matching, is $302,421.

3      Aggregate HIT compensation includes $16,500 of deferred compensation in 2011 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,800 of matching funds paid into the 401(k) Plan and $63,700 contributed to the Retirement Plan in 2011 on Mr. Suh’s behalf.  The total amount deferred by Mr. Suh as of December 31, 2011, under the 401(k) Plan, including interest and HIT matching, is $274,823.

4      Aggregate HIT Compensation includes $22,000 of deferred compensation in 2011 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Chandler’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,800 of matching funds paid into the 401(k) Plan and $63,700 contributed to the Retirement Plan in 2011 on Mr. Chandler’s behalf.  The total amount deferred by Mr. Chandler as of December 31, 2011, under the 401(k) Plan, including interest and HIT matching, is $73,755.

5       Mr. Ayers passed away in April 2011.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued as Part of HIT Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From HIT Paid to Trustees
George Latimer6 Management Trustee	1,500	--	--	1,500

Richard Ravitch Management Trustee	2,000	--	--	2,000

Marlyn J. Spear Management Trustee	4,500	--	--	4,500

Tony Stanley Management Trustee	4,000	--	--	4,000

Jack Quinn Management Trustee	1,500	--	--	1,500

Prior to October 1, 1990, the HIT had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase, or other compensation or incentive plans for its officers and employees.  Also prior to October 1, 1990, a Personnel Contract was in effect between the HIT and the AFL-CIO, whereby the HIT reimbursed the AFL-CIO for the AFL-CIO’s costs of employing personnel (other than the Chief Executive Officer) provided to HIT.  While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan (the “Retirement Plan”), a defined benefit plan.  Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the HIT pursuant to the Personnel Contract.  The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990.  Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

THE RETIREMENT PLAN

Under the Retirement Plan, contributions are based on an eligible employee’s base salary.  The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount was $245,000 in 2011.  In general, rates are determined actuarially every year.  The Retirement Plan was funded by employer contributions at rates of approximately 26.00% of eligible employees’ base salaries during the twelve months ended December 31, 2011.  During 2011, the annual base salary for pension purposes of each of Mr. Chandler and Mr. Suh was $245,000.

The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan’s board of trustees and that make contributions to the Retirement Plan on their behalf.  Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more.  The amount of this pension depends on salary and years of credited service at retirement.  Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (the “Final Average Salary”), subject to the Internal Revenue Service limit noted above and to the AFL-CIO Staff Retirement Plan modification noted below for each year of credited service up to 25 years, and 0.50% of their Final Average Salary of each year of credited service over 25 years.  The Retirement Plan modified the calculation of the Final Average Salary effective December 31, 2009, such that, the Final Average Salary would be frozen for vested employees and would be capped

6        Mr. Latimer resigned from the Board effective at the expiration of his term in December 2011.

as the average of the first three years of service for unvested employees.  Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications.  As of the date hereof, Mr. Chandler has approximately three (3) and Mr. Suh has approximately fourteen (14) credited years of service under the Retirement Plan.

	Years of Service
Final Average Salary7	158	208	258	309	359
$100,000	$45,000	$60,000	$75,000	$77,500	$80,000
150,000	67,500	90,000	112,500	116,250	120,000
245,000	110,250	147,000	183,750	189,875	196,000

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $17,000 in 2012 (or up to $22,500 for eligible employees over the age of 50).  In 2012, the HIT is matching dollar-for-dollar the first $5,000 contributed.  The amount set aside by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name.  Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.  An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

When a participating employee terminates his or her employment, retires, or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

An employee cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses, and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee’s account, to meet the immediate financial need.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee’s employment.  An employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2011 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2011, the distribution or unconditional vesting of which are not subject to future events.

7      The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.

8       3.00% per year up to 25 years.

9      0.50% per year over 25 years.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Stephen Coyle	$54,000	$22,000	$4,800
Chang Suh	0	16,500	4,800
Theodore Chandler	0	22,000	4,800

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III:	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year 2012.  Representatives of Ernst & Young LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent auditors for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $343,500 for the fiscal year ended December 31, 2011.

The aggregate fees billed for services provided to the Trust by its independent auditors for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $319,000 for the fiscal year ended December 31, 2010.

(2) Audit-Related Fees

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the Trust’s financial statements and not reported under “Audit Fees” of this Item were $0 for the fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for services by the Trust’s independent auditor relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the Trust’s financial statements and not reported under “Audit Fees” of this Item were $0 for the fiscal year ended December 31, 2010.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2010.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust were $24,500 for the fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust were $21,500 for the fiscal year ended December 31, 2010.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2010.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those set forth in paragraphs (1), (2), and (3) above were $13,000 for the fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2011.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those set forth in paragraphs (1), (2), and (3) above were $12,000 for the fiscal year ended December 31, 2010.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (2) and (3) above provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2010.    The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee has considered the independent registered public accounting firm’s provision of non-audit services to the Trust’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve the engagement of the Trust’s independent registered public accounting firm and to pre-approve each audit and non-audit related service.  The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2011 and 2010.  In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young LLP for the fiscal years 2011 and 2010 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.

PROPOSALS FOR 2013 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s Proxy Statement and form of Proxy for the Trust’s 2013 Annual Meeting of Participants (expected to be held in December 2013) must cause such proposal to be received by the Trust at its principal office not later than May 31, 2013.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay.  A prompt response will be appreciated.

By Order of the Board of Trustees,

STEPHEN COYLE
Chief Executive Officer